UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2008

                          BEACON FEDERAL BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

          Maryland                    000-52826               26-0706826
         ---------                    ---------               ----------
  (State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)
                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On April 24, 2008, Beacon Federal Bancorp, Inc. (the "Company") issued a press release disclosing its results of operations and financial condition at and for the three months ended March 31, 2008. A copy of the press release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses at and for the period ended March 31, 2008, as part of its Form 10-Q covering that period.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits:

         Exhibit 99.1: Press Release



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BEACON FEDERAL BANCORP, INC.


Date: April 29, 2008                      By:  /s/ Darren T. Crossett
                                               --------------------------------
                                               Darren T. Crossett
                                               Senior Vice President and
                                               Chief Operating Officer
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

      Exhibit No.                    Description
      ----------                     -----------
         99.1                        Press release dated April 24, 2008,
                                     announcing the Company's results of
                                     operations and financial condition at and for the three months ended March 31, 2008.